EXHIBIT 10.7.2
                      AMENDMENT TO OPERATOR'S AGREEMENT

      WHEREAS, the Riverboat Development Authority and the Connelly Group, L.P., originally entered into an Operator's Agreement dated December 28, 1989; and

      WHEREAS, the contract has from time to time bee amended; and

      WHEREAS, it is the intentions of the parties to amend said contact to provide for its extension up to and including February 28, 2002.

      NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained, it is agreed as follows:

      1. The original Operator's Agreement between the Riverboat Development Authority and the Connelly Group, L.P., dated December 28, 1989, is hereby extended up and to February 28, 2002.

      2. In all other respects, the original agreement and all amendments executed thereto, are hereby ratified and confirmed.

      Dated this 1st day of March , 1998.


                                  RIVERBOAT DEVELOPMENT AUTHORITY


                                  By /s/ Mary Ellen Chamberlin
                                    ---------------------------
                                    Mary Ellen Chamberlin, President


                                  By /s/ Robert H. Gallagher
                                    ---------------------------
                                    Robert H. Gallagher, Secretary

                                  THE CONNELLY GROUP, L.P. BY
                                  PRESIDENT RIVERBOAT CASINO IOWA, INC.
                                  ITS GENERAL PARTNER


                                  By /s/ Mark D. Lohman
                                    ----------------------------
                                                     Vice President